Basic and Diluted Loss Per Share (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Basic and Diluted Loss Per Share
Net loss attributable to shareholders of Evaxion Biotech A/S	$ (23,169)	$ (24,532)	$ (15,018)
Weighted-average number of ordinary shares outstanding	23,638,685	19,493,143	15,434,758
Loss per share - basic (in USD per share)	$ (0.98)	$ (1.26)	$ (0.97)
Loss per share - diluted (in USD per share)	$ (0.98)	$ (1.26)	$ (0.97)